Sep. 29, 2017
07.31 Fidelity Advisor Focus Funds AMCI Combo PRO-13 | Fidelity Advisor® Health Care Fund

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund. In addition to the fees and expenses described below, your broker may also require you to pay brokerage commissions on purchases and sales of certain share classes of the fund.